UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
     Date of report (Date of earliest event reported): October 24, 2007 (October 23, 2007)

HEALTHCARE REALTY TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-11852	62-1507028

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3310 West End Ave. Suite 700 Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)
(615) 269-8175
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Ex-3.1 Amendment No.1 to the Amended and Restated Bylaws

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     The Board of Directors of Healthcare Realty Trust Incorporated (the “Company”) approved an amendment to Article VII of the Company’s Amended and Restated Bylaws, effective as of October 23, 2007 (the “Amendment”), to allow for the issuance of uncertificated shares of the Company’s capital stock. The Company adopted the Amendment to comply with new rules adopted by the New York Stock Exchange that require listed companies to be eligible for Depository Trust Company’s Direct Registration System (“DRS”). The DRS allows investors to have securities recorded and maintained on the books of the issuer or the transfer agent without the issuance of a stock certificate. The above summary is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.
3.1	Amendment No. 1 to the Amended and Restated Bylaws of Healthcare Realty Trust Incorporated.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
By:	/s/ Scott W. Holmes
Scott W. Holmes

Senior Vice President and Chief Financial Officer
Date: October 24, 2007

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